UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(AMENDMENT No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 30, 2007

CENTER BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	2-81353	52-1273725
(State Or Other	(Commission	(IRS Employer
Jurisdiction Of	File Number)	Identification No.)
Incorporation)

2455 Morris Avenue, Union, New Jersey	07083
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (908) 688-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amended form 8-k is being filed to correct an inadvertent error of the signature not being conformed. No other changes were made.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 27, 2007, Stephen J. LaMont resigned as a director of Center Bancorp, Inc. (the “Company”), for personal reasons. At the time of his resignation, Mr. Lamont served as a member of each of the Audit Committee, the Nominating Committee and the Executive Committee of the Board of Directors of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTER BANCORP, INC.

By:	/s/ Anthony C. Weagley
Name: Anthony C. Weagley
Title: Chief Financial Officer

Dated: November 30, 2007